UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549



                                   F O R M 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                                 April 20, 2004


                          Abraxas Petroleum Corporation
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State of other jurisdiction of incorporation)





0-19118                                              74-2584033
(Commission File Number)                (I.R.S. Employer Identification Number)




                        500 N. Loop 1604 East, Suite 100
                            San Antonio, Texas 78232
                    (Address of principal executive offices)

                         Registrant's telephone number,
                              including area code:
                                  210-490-4788

Item 9. REGULATION FD DISCLOSURE

         On April 20, 2004, the Company's President, Robert L.G. Watson, will speak at IPAA's 10h Annual Oil and Gas Investment Symposium in New York City. Attached as Exhibit 99.1 are materials that Mr. Watson will present at the Symposium. Exhibit 99.1 is incorporated by reference under this Item 9.

         The information in this Report (including Exhibit 99.1) is furnished pursuant to Item 9 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.


The following exhibits are filed as part of this report:

NUMBER                                            DOCUMENT

99.1                                          Slide presentation

SIGNATURES


         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ABRAXAS PETROLEUM CORPORATION



                          By:      /s/Chris Williford
                                     ------------------------------
                                      Chris Williford
                                      Executive Vice President, Chief Financial
                                      Officer and Treasurer


Dated:    April 20, 2004

                                                                    EXHIBIT 99.1

Slide 1:  Abraxas Petroleum Corporation
IPAA's 2004 Oil and Gas Investment Symposium, April 20, 2004

The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved. Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, competition, government regulation and the ability of the Company to meet its stated business goals. Picture: Hudgins, P.T. 34 #1H, Pecos County, Texas

Slide 2:  Positioning Statement
Abraxas Petroleum Corporation
         o AMEX:ABP
         o Basic shares outstanding - 36.3 million
         o Average trading volume 2004 - 706,000 shares per day
         o Operations in Western Canada, Texas and Wyoming
Natural gas
         o Approximately 80%
Quality assets

         o High ownership interests
         o Operations
         o High producing rates per well
         o Large acreage positions
         o Substantial upside

Slide 3:  Results 2003
Sold 35% proved reserves
         o Retained all undeveloped acreage
Reduced debt 45%
Reduced cash interest 90%
Issued equity at an implied 600% over market
Positioned Company to develop upside

         o Increased production 26%
         o Substantial  incremental  reserves  indicated  by drillbit  successes
Picture: Caroline, Alberta, Canada

Slide 4:  Goals 2004
Continue to:
Improve balance sheet
         o Eliminate restrictive debt covenants
Develop upside
Maximize shareholder value
Picture:  Henson Gas Unit #2H, South Texas

Slide 5:  Continue Proving Upside
Map of Canada showing following areas:
Ladyfern, British Columbia
Widewater, Alberta
Peace River Arch, Alberta
Caroline, Alberta

Slide 6:  Ladyfern, British Columbia, Canada
Well Location Map Shown
Offsets largest gas discovery in North America in many years
23,262 acres (5,952 net acres)
2003 activity
   o 4 new wells drilled (75% success) (marked on map)
   o 1 horizontal re-entry of a 2002 well
   o Added compression to reduce line pressures and increase production 2004 activity
   o 2 horizontal wells on production, 10 MMcfpd (marked on map)

Slide 7:  Widewater, Alberta, Canada
Well Location Map Shown
2003 activity
         o Tied in 2 wells originally drilled in 1999 (marked on map) 2004 activity
         o Wells currently plant limited at 3.5 MMcfpd
         o 7 additional wells can be tied in (marked on map)
         o 29,600 acres for further development, 100% WI

Slide 8:  Peace River Arch, Alberta, Canada
2 Well Location Maps Shown
30,880 acres 64% WI
2003 activity
         o 1 farmout well
         o 5 100% Grey Wolf wells (marked on map)
2004 activity
         o 2 100% Grey Wolf wells (marked on map)
         o Install waterflood

Slide 9:  Caroline, Alberta, Canada
Well Location Map Shown
19,520 acres, 85% WI
Most acreage subject to AMI/ farmout (100% carry for 40% WI)
2003 activity
       o Drilled 6 wells farmout wells (marked on map)
2004 planned activity
       o Continue farmout
       o 3 successful wells drilled year-to-date (marked on map)

Slide 10:  Continue Proving Upside
Map of the United States showing following areas:
Brooks Draw, Wyoming
West Texas
South Texas

Slide 11:  Brooks Draw, Wyoming
Well Location Map Shown
5 producing horizontal wells (marked on map)
53,500 acres, long-term leases
100% working interest
2 identified locations to test 3D (marked on map)
One well drilled in 2004 on long-term production test

Slide 12:  West Texas
Area  Map Shown
Focusgoing forward - continued  development of deep Devonian/Montoya gas and oil in Clearfork Slope
Proved reserves as of 12/31/03 - 71.1 Bcfe (59% of total)
Working interest average of 74% in 158 wells
80 identified drilling locations (36 PUD's)
2003 activity
         o 3 Devonian /Montoya horizontal wells on production
         o 17,000' vertical well on production
         o Devonian horizontal well on production at SW Oates
         o Clearfork Slope discovery, 2 wells on production

Slide 13:  South Texas
Area  Map Shown
Focus going forward - continued development of horizontal Edwards gas Proved reserves as of 12/31/03 - 28.6 Bcfe (24% of total)
Working interest average of 93% in 43 wells
13 identified drilling locations (11 PUD's)

Slide 14:  Maximize Shareholder Value
Improve balance sheet with target debt/cap of 40% to 60%
         o Eliminate restrictive debt covenants
Maintain financial flexibility and liquidity
Prioritize  large  opportunity  set  (173  identified   drilling  locations)  to
     high-grade those with highest return and lowest risk profile

Slide 15:  Maximize Shareholder Value, Net Asset Value
December 31, 2003                                           MM
Proved Reserves (1)                                       $217
Incremental Reserves (128 Bcfe) (2)                        132
Acreage (3)                                                 15
Working Capital(4)                                          <2>
Debt (5)                                                  <170>
Net Asset Value                                           $192
Shares Outstanding                                        36.3
NAV/Share                                                $5.29

(1)121 Bcfe valued at SEC PV10 (12/31/03).
(2)Development projects on existing Company acreage requiring $91 mm capital.
(3)Valued by Seaton-Jordan comparable lease sales.
(4) Includes $2.3 mm accrued PIK interest.
(5)Actual debt

Slide 16:  2004 Guidance
Production (Approximately 80% natural gas)
         Gas Equivalents, Bcfe                         8-9
         Exit Rate, MMcfepd                          23-27
Price Differentials from NYMEX
         Gas, $/Mcf                                    .64
         Oil, $/Bbl                                    .86
Lifting Cost
         $/Mcfe, includes production taxes            1.29
G&A
         $/Mcfe                                        .60
CAPEX
         MM$                                          10.0

Slide 17:  Summary Highlights
Niche exploitation and production company
High quality assets with substantial upside
2004 primary  corporate  goal of  continuing  to improve the balance sheet while increasing shareholder value
Picture:  Caroline, Alberta, Canada

Slide 18:  Final Slide  www.abraxaspetroleum.com
Picture of gas plant